CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Robert A. Nesher	Date:	October 14, 2021
Robert A. Nesher
Trustee

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ N. Jeffrey Klauder	Date:	October 14, 2021
N. Jeffrey Klauder
Trustee

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Joseph T. Grause, Jr.	Date:	October 14, 2021
Joseph T. Grause, Jr.
Trustee

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Mitchell A. Johnson	Date:	October 14, 2021
Mitchell A. Johnson
Trustee

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Betty L. Krikorian	Date:	October 14, 2021
Betty L. Krikorian
Trustee

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Robert Mulhall	Date:	October 14, 2021
Robert Mulhall
Trustee

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Bruce Speca	Date:	October 14, 2021
Bruce Speca
Trustee

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Michael Beattie	Date:	October 18, 2021
Michael Beattie
President

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Andrew Metzger	Date:	October 18, 2021
Andrew Metzger
Treasurer, Controller and Chief Financial Officer